                                                                     EXHIBIT 99

                             LETTER OF TRANSMITTAL

                                FOR TENDERS OF

                   $85,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                      11% SERIES A SENIOR NOTES DUE 2007

                        ELGIN NATIONAL INDUSTRIES, INC.

                          PURSUANT TO THE PROSPECTUS
             DATED       , 1998 OF ELGIN NATIONAL INDUSTRIES, INC.


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   , 1998 (UNLESS EXTENDED, PROVIDED THAT NO EXTENSION WILL BE PERMITTED BEYOND 45 DAYS FROM THE DATE OF THE PROSPECTUS) (THE "EXPIRATION DATE"). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER


   Deliver to: Norwest Bank Minnesota, National Association, Exchange Agent:

   By Registered or Certified Mail:               By Hand Delivery:
   Norwest Bank Minnesota, National       Norwest Bank Minnesota, National
              Association                            Association
             P.O. Box 1517                    Northstar East 12th Floor
   Minneapolis, Minnesota 55480-1517               608 2nd Avenue
 Attention: Corporate Trust Operations    Minneapolis, Minnesota 55479-0113

                                        Attention: Corporate Trust Operations


        By Overnight Delivery:                      By Facsimile:
   Norwest Bank Minnesota, National                (612) 667-4927
              Association                       Confirm by Telephone:
            Norwest Center                         (612) 667-9764
       6th and Marquette Avenue
   Minneapolis, Minnesota 55479-0069
 Attention: Corporate Trust Operations


  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges that it has received the Prospectus, dated
            , 1998 (the "Prospectus"), of Elgin National Industries, Inc., a Delaware corporation (the "Issuer"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the offer of the Issuer (the "Exchange Offer") to exchange up to $85 million aggregate principal amount of 11% Series B Senior Notes due 2007 (the "New Notes") of the Issuer for a like principal amount of the Issuer's issued and outstanding 11% Series A Senior Notes due 2007 (the "Old Notes" and together with the New Notes, the "Notes").

  For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest at a rate of 11% per annum from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, November 5, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of interest or dividends on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (ii) by Holders who are ATOP members but choose not to use ATOP; or
(iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

  Notwithstanding anything to the contrary in the registration rights agreement, dated November 5, 1997 between the Issuer and the initial purchasers of the Old Notes (the "Registration Rights Agreement"), the Issuers will accept for exchange any and all Old Notes validly tendered on or prior to
5:00 p.m., New York City time, on           , 1998 (unless the Exchange Offer
is extended by the Issuer) (the "Expiration Date"). Tenders of the Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE ISSUER.

  The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Conditions to the Exchange Offer."

  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

  The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging the principal amount of Old Notes designated herein held by the undersigned and tendered hereby for an equal principal amount of the New Notes. New Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

  Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to the Issuer (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Issuer.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

  The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter of Transmittal relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

  The undersigned agrees that acceptance of any tendered Old Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer of their obligations under the Registration Rights Agreement and that, upon the issuance of the New Notes, the Issuer will have no further obligations or liabilities thereunder.

  The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering Old Notes" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned Holder hereby represents and warrants to the Issuer that such Holder is not an affiliate of the Issuer, that the New Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business and that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Notes. The Issuer's acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW NOTES.

  The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Issuer to believe that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, (ii) the Initial Purchaser or any holder who acquired the Old Notes directly from the Issuer solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Old Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any holder is an affiliate of the Issuer or is engaged in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange of Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of
Section 2(11) of the Securities Act.

  The undersigned understands that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount or liquidation preference not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such New Notes and/or Old Notes to the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed according to the provisions on transfer of Old Notes contained in the Indentures.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. Guarantee of Signatures. Signatures on this Letter of Transmittal or notice of withdrawal, as the case maybe, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad 15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless (i) the Old Notes tendered hereby are tendered by the Holder(s) of the Old Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or
(ii) the Old Notes are tendered for the account of an Eligible Institution.

  2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on
  , 1998 (or such later date to which the Issuer may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer expressly reserves the right, at anytime or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 12:00 p.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE ISSUER OR TO DTC.

  If a Holder of the Old Notes desires to tender such Old Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution (as defined in the Prospectus); (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes and the principal amount Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the prospectus.

  Only a Holder of Old Notes may tender Old Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Old Notes means any person in whose name Old Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Old Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be so submitted.

  Any beneficial Holder whose Old Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Notes should be sent to the Issuer.

  No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed scheduled attached hereto.

  4. Withdrawal of Tender. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person having tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Issuer that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Notes. If Old Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Issuer, whose determinations will be final and binding on all parties. Neither the Issuers, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

  5. Partial Tenders; Pro Rata Effect. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  6. Signatures on this Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

  When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

  7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

  8. Waiver of Conditions. The Issuer reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Notes tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.

  9. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Old Notes or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed in the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

  10. Irregularities. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Issuer whose determination shall be final and binding. The Issuer reserves the absolute right to reject any or all tenders of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Notes. The Issuer's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Issuer shall determine. Neither the Issuer nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Notes will be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

  11. Interest on Exchanged Old Securities. Holders whose Old Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, November 5, 1997, through the Expiration Date will be payable in accordance with the terms of the New Notes. See "The Exchange Offer--Acceptance of Old Notes for Exchange; Delivery of New Notes" and "Description of the New Notes" as set forth in the Prospectus.

  12. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


                        SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1 AND 7)

                      To be completed ONLY if the New Notes
                    issued in consideration of Old Notes
                    exchanged are to be mailed to someone
                    other than the undersigned or to the
                    undersigned at an address other than
                    that below.

                    Mail to:

                    Name: __________________________________
                                 (Please Print)

                    Address: _______________________________

                    ----------------------------------------
                                             (Zip Code)


                            DESCRIPTION OF OLD NOTES
                           (SEE INSTRUCTIONS 2 AND 7)

----------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES)
  OF REGISTERED HOLDER(S)                              CERTIFICATE(S)
 (PLEASE FILL IN, IN BLANK)             (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
----------------------------------------------------------------------------------------------
                                                     AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT OF
                                                     AMOUNT OF OLD NOTES   OLD NOTES TENDERED
                                                        EVIDENCED BY        (MUST BE INTEGRAL
                              CERTIFICATE NUMBER(S)    CERTIFICATE(S)     MULTIPLES OF $1,000)

                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                         ---------------------------------------------------------------------
                              TOTAL

           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  DTC Account Number__________________________________________________________

  Transaction Code Number_____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE WITH FOLLOWING:

  Names(s) of Registered Holder(s)____________________________________________

  Window Ticket Number (if any)_______________________________________________

  Date of Execution of Notice of Guaranteed Delivery__________________________

  Name of Institution which Guaranteed Delivery_______________________________

  If Guaranteed Delivery is to be made by Book-Entry Transfer:

  Name of Tendering Institution_______________________________________________

  DTC Account Number__________________________________________________________

  Transaction Code Number_____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
    ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOUR ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name____________________________________________________________________________

Address_________________________________________________________________________

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                       WHETHER OR NOT OLD NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

              X _______________________________     ------------

              X _______________________________     ------------
                SIGNATURE(S) OF OWNER(S)            DATED
                OF AUTHORIZED SIGNATORY

 Area Code and Telephone Number: ___________________________________________

   This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee (as defined in the Prospectus) for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

 Name(s) ___________________________________________________________________

 ---------------------------------------------------------------------------
                                 (Please Print)
 Capacity (full title) _____________________________________________________

 Address ___________________________________________________________________

 ---------------------------------------------------------------------------
                               (Include Zip Code)

 Tax Identification or Social Security Number(s) ___________________________

                           GUARANTEE OF SIGNATURE(S)
              (SEE INSTRUCTIONS 1 AND 6 TO DETERMINE IF REQUIRED)

 ---------------------------------------------------------------------------
                              Authorized Signature

 ---------------------------------------------------------------------------
                                      Name

 ---------------------------------------------------------------------------
                                  Name of Firm

 ---------------------------------------------------------------------------
                                     Title

 ---------------------------------------------------------------------------
                                    Address

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                     ELGIN NATIONAL INDUSTRIES, INC.

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Elgin National Industries, Inc. (the "Issuer") made pursuant to the Prospectus,
dated            , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to Norwest Bank Minnesota, National Association (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer-- Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means the Company's outstanding 11% Series A Senior Notes due 2007 with contingent interest.

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
     TIME, ON              , 1998 (UNLESS EXTENDED) (THE
     "EXPIRATION DATE"), TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

Deliver to: Norwest Bank Minnesota, National Association, Exchange Agent:

  By Registered or Certified Mail:               By Hand Delivery:
                                            Norwest Bank Minnesota, National
                                                  Association
  Norwest Bank Minnesota, National
          Association                        Northstar East 12th Floor
         P.O. Box 1517                             608 2nd Avenue
  Minneapolis, Minnesota 55480-1517         Minneapolis, Minnesota 55479-0113
     Attention: Corporate Trust                Attention: Corporate Trust
           Operations                                Operations

     By Overnight Delivery:                           By Facsimile:

  Norwest Bank Minnesota, National                 (612) 667-4927
          Association
                                                Confirm by Telephone
         Norwest Center                            (612) 667-9764
    6th and Marquette Avenue
  Minneapolis, Minnesota 55479-0069
     Attention: Corporate Trust
           Operations

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes             Signature(s) ________________________

 Tendered $__________________________

                                          -------------------------------------
Certificate Nos.                          Please Print the Following
                                          Information

 (if available) _____________________

                                          Name(s) of Registered Holders _______

Total Principal Amount                    -------------------------------------

 Represented by Old Notes                 Address _____________________________

 Certificate(s) _____________________

                                          -------------------------------------
If Old Notes will be tendered by          Area Code and Telephone Number(s) ___
 book-entry transfer, provide the
 following information:

                                          -------------------------------------

DTC Account Number __________________

Dated: ____________, 1997

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm ________________________

                                          -------------------------------------
Address _____________________________            (Authorized Signature)

                                          Name ________________________________

-------------------------------------
              Zip Code                    Date ________________________________
Area Code andTelephone Number _______

                                       2